BioSpecifics

TECHNOLOGIES CORP.

Corporate Presentation

September 2010

(NASDAQ:BSTC)

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding BioSpecifics' strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, its expected revenue growth, and any other statements containing the words "believes," "expects," "anticipates," "plans," "estimates" and similar expressions, are forward-looking statements. There are a number of important factors that could cause its actual results to differ materially from those indicated by such forward-looking statements, including the statements made by BioSpecifics and by its partner Auxilium regarding progress toward achievement of Auxilium's objectives for the U.S. launch of XIAFLEX for Dupuytren's contracture in 2010; the ability of Pfizer to achieve its objectives for XIAFLEX in Europe; the timing of initiation of Phase III trials for XIAFLEX for the treatment of Peyronie's disease, which will determine the amount of milestone, royalty and sublicense income payments BioSpecifics may receive; the Company's ability to initiate and complete clinical trials in additional indications; and other risk factors identified in the Company's Form 10-K for the year ended December 31, 2009 filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

BioSpecifics
TECHNOLOGIES CORP

Company Overview

- Leading company developing injectable collagenase
  - Marketed in the US as XIAFLEX® for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad variety of indications
- Strategic marketing alliances to maximize value of XIAFLEX
  - Licensed to Auxilium Pharmaceuticals for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe
- Significant future royalties and milestones and additional payments expected; upfront payments and milestones received to date
- BioSpecifics expects further trials for several additional indications
  - Auxilium expected to commence Phase 3 pivotal clinical trials for Peyronie's disease by end of 2010
  - BioSpecifics expects to initiate a trial in canine lipoma by the end of 2010.
- Strong patent/intellectual property portfolio

Registered Trademark: Auxilium Pharmaceuticals

XIAFLEX: Highly Purified Form of Injectable Collagenase

- Collagen is most abundant protein in humans
- Excess collagen including scar tissue causes many medical conditions
- Collagenase is specific for collagen
- Minimally invasive approach for removal of collagen
- Xiaflex therapy has numerous potential clinical applications
- BioSpecifics has conducted trials in 11 clinical indications

BioSpecifics - Auxilium XIAFLEX Development and License Agreement

- Payments due to BioSpecifics from Auxilium
  - >$17M received to date
  - Low double digit royalties as % of worldwide net sales by Auxilium or Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - 8.5% of sub-license income
  - Modest milestones for additional indications, regulatory submissions and approvals in US or major countries in Europe

BioSpecifics TECHNOLOGIES CORP

Auxilium – Pfizer Partnership for XIAFLEX in Europe

- Pfizer responsible for marketing XIAFLEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $6.4M upfront payment received by BioSpecifics
- $1.3M received in March 2010 from Auxilium for MAA acceptance of XIAFLEX for Dupuytren's contracture in Europe
- BioSpecifics to receive:
- Potential sub-license income of $33.6M based on 8.5% of remaining $395M ($135M regulatory, $260M sales) in future potential milestone payments to Auxilium from Pfizer
  - All in addition to milestones due under BioSpecifics - Auxilium agreement

BioSpecifics

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- Product efficacy and safety consistent with clinical data
- First and only FDA-approved nonsurgical treatment
- Launched in March 2010


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

BioSpecifics

Market Potential in US

- Surgeons highly receptive to use of XIAFLEX as alternative to surgery
- Price: $3,250 per vial in US
- Average patient expected to need 1.7 vials per patient


Surgically Treated Annually
~70,000
Newly Diagnosed Annually
~300,000
Diagnosed Patients
1-3M
Prevalence: 3-6% of Adult Caucasian Population
6M - 11M

Source: Auxilium Pharmaceuticals

Dupuytren's Contracture
Auxilium Phase 3 Results

- Primary endpoint: statistically significant reduction in contracture to within 0-5 degrees of normal; all secondary endpoints met with statistical significance

- Cord I trial (306 patients): 64% of XIAFLEX arm met primary endpoint vs. 6.8% for placebo ($p<0.001$); published in *NEJM* (September 2009)

- Cord II trial (66 patients): 44% of XIAFLEX arm met primary endpoint vs. 4.8% for placebo ($p<0.001$)

- Serious local adverse events: flexor tendon rupture (3), pulley rupture, ligament injury, complex regional pain syndrome and sensory abnormality of the hand

Source: Auxilium Pharmaceuticals

Dupuytren's Contracture Recurrence Rates Post-Treatment

Treatment Option	Year 1	Year 2
BioSpecifics data:	6.7%	18%
Auxilium data:	7.4%	19.3%
Surgery:	-	34%
Needle fasciotomy:	-	85%*

- In June 2010, Auxilium announced data showing nominal recurrence rate of 19.3% for joints treated with XIAFLEX at two years, further supporting long-term benefit of XIAFLEX
- Auxilium data consistent with BioSpecifics data

Source: Auxilium Pharmaceuticals
* Data from mean of 2.3 years

BioSpecifics TECHNOLOGIES CORP

Auxilium Commercialization Effort

- ~ 100 field based personnel hired; sales reps, sales managers and reimbursement specialists
- Targeting ~7,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
- Key opinion leader and regional opinion leader support
- Training options and resources in place
  - 20 minute physician training video and website, toll-free number for training and information, supporting co-pay foundation, reimbursement helpline and patient assistance program
- Risk Evaluation and Mitigation Strategy (REMS) program in place
- XIAFLEX C-code for institutional use effective as of July 1, 2010
- CMS has recommended a J-Code to be effective Jan. 1, 2011
- Specific CPT code for XIAFLEX may be issued in 2012
- Initiating a number of direct to patient programs to raise awareness
- Revenue expected to accelerate with resolution of reimbursement issues

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP.

Pipeline


Indications
Phase 1
Phase 2
Phase 3
Marketing & Sales
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Lipoma
Cellulite

Overview of XIAFLEX for Treatment of Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Successfully completed Phase 2b trial; Phase 3 pivotal trials expected to commence by end of 2010



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics TECHNOLOGIES CORP

Market Potential of XIAFLEX for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Potential for market expansion based on larger number of vials used per patient
- Common association with other diseases such as Dupuytren's contracture, frozen shoulder, plantar fibromatosis and knuckle pads


>210,000 Potential Annual Candidates for XIAFLEX
Medical or Intralesional Therapy/Surgery Recommended
315,000
Patients Seeking Treatment
475,000
Prevalence: 5% of Adult Male Population

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

Peyronie's Disease
BioSpecifics Positive Phase 2a Results

- Study 1030 (25 patients): 55% rated as at least "much improved" by investigator at 9 months; published in *Journal of Sexual Medicine* (January 2008)
- Study 1035 (10 patients): 67% rated as at least "much improved" by investigator at 9 months; ≥25% reduction in deviation angle achieved in 89% of patients who completed follow-up schedule at 9 months

Source: Auxilium Pharmaceuticals

Peyronie's Disease
Phase 2b Results

- Designed to measure improvement in penile curvature and patients' sexual quality of life using the Peyronie's disease Patient Reported Outcome (PRO) questionnaire
- Randomized, double-blind, placebo-controlled
- 145 patients assigned 3:1 XIAFLEX to placebo
- Statistically significant change at 36 weeks in both improvement in penile curvature ($p=0.001$) and PRO Peyronie's disease bother domain ($p=0.046$); no statistical significance for PRO penile pain, intercourse discomfort or intercourse constraint domains
- Well-tolerated, no drug SAEs

Source: Auxilium Pharmaceuticals

XIAFLEX Treatment for Frozen Shoulder

- Inflammation and thickening of shoulder capsule
- No FDA-approved pharmaceutical treatment
- 20-50M people worldwide affected
- 700,000 patients visit doctors annually in US
- Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



BioSpecifics
TECHNOLOGIES CORP

BioSpecifics Frozen Shoulder Phase 2 Dose-Response Study Results


Active Elevation Change from Baseline at 30-day Visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU*
Dose

Source: *American Academy of Orthopaedic Surgeons in March 2006*

** 10 kU = Dose approved for Dupuytren's Contracture*

Lipoma

- Encapsulated fat deposits occurring as bulges under the skin
- Human patients
  - Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
  - Phase 1 trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
- Canine patients
  - 1.7M dogs affected in US
  - Most frequent treatment option is surgery but requires general anesthesia
- BioSpecifics expects to initiate canine lipoma trial by end of 2010

BioSpecifics
TECHNOLOGIES CORP.

Cellulite

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase 1 results


Before Collagenase
One month after Collagenase
Six months after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (September 15, 2006).

Injectable Collagenase Tested in 11 Indications and over 2500 Patients

- Dupuytren's contracture
- Peyronie's disease
- Frozen shoulder
- Lipoma
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy

BioSpecifics TECHNOLOGIES CORP.

Intellectual Property

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US granting 7 year exclusivity after approval
  - Under healthcare reform legislation for biologics, XIAFLEX should be entitled to 12 years of US market exclusivity, or until 2022
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first in class
- Manufacturing patents pending
- Royalties through 2027 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

Financial Highlights ($)

Cash and equivalents, short term investments as of 6/30/10	9,853,000

Second Quarter 2010 Income Statement

Revenues	855,000
Other income	26,000
Costs and expenses	(1,791,000)
Net profit (loss)	(910,000)
Net profit (loss) per share	(0.15)

Shares used in computation of basic and diluted net loss: 6,274,000

BioSpecifics TECHNOLOGIES CORP

Recent Highlights and Anticipated 2010 Milestones

- **Recent Highlights**
  - In June, announced stock repurchase program of up to $2M over the next 12 months
  - In July, Auxilium announced positive outcome of end of Phase 2 meeting with FDA on Peyronie's disease program
- **2010 Anticipated Milestones**
  - Auxilium to build XIAFLEX awareness among targeted physicians and patients for Dupuytren's contracture
  - Auxilium to commence Phase 3 pivotal trials for XIAFLEX for Peyronie's disease
  - BioSpecifics to initiate a trial in canine lipoma
  - Auxilium to prioritize new pipeline indication(s) for XIAFLEX
  - Pfizer ongoing regulatory review of XIAFLEX for Dupuytren's contracture in Europe and preparation for launch
  - Presentation at 2010 ASSH Annual Meeting October 8, 2010: *New Advances in the Treatment of Dupuytren's*

Source: Auxilium Pharmaceuticals

BioSpecifics

TECHNOLOGIES CORP.

(NASDAQ:BSTC)